INVESTOR PRESENTATION

Cautionary Statement Regarding

Forward-Looking Statements

Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the *Private Securities Litigation Reform Act of 1995*. The words "believe," "anticipate," "plan," "intend," "foresee," "guidance," "potential," "expect," "should," "will" "continue," "could," "estimate," "forecast," "goal," "may," "objective," "predict," "projection," or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation. These forward-looking statements reflect the Company's current expectations and/or beliefs concerning future events. The Company has made every reasonable effort to ensure that the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. However, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, the Company's ability to integrate Metl-Span LLC with the Company's business and to realize the anticipated benefits of such acquisition; ability to make strategic acquisitions accretive to earnings; industry cyclicality and seasonality and adverse weather conditions; ability to service or refinance the Company's existing debt and ability to obtain future financing; ability to comply with financial tests and covenants contained in the Company's existing and future debt obligations; operational limitations or restrictions in connection with the Company's debt; recognition of asset impairment charges; fluctuations in customer demand; retention and replacement of key personnel; enforcement and obsolescence of intellectual property rights; commodity price increases and/or limited availability of raw materials, including steel; competitive activity and pricing pressure; challenging economic conditions affecting the nonresidential construction industry; volatility in the U.S. economy and abroad generally, and in the credit markets; hazards that may cause personal injury or property damage, thereby subjecting the Company to liabilities and possible losses, which may not be covered by insurance; breaches of the Company's information security system security measures; costs and other effects of legal and administrative proceedings, settlements, investigations, claims and other matters; costs related to environmental cleanups and liabilities; changes in laws or regulations; the volatility of the Company's stock price, the dilutive effect on the Company's common stockholders of potential future sales of the Company's common stock held by the selling stockholders; and substantial governance and other rights held by the selling stockholders. See also the "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended November 3, 2013, and other reports we file with the SEC, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise.

This presentation may also contain non-GAAP financial information. The Company's management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For additional information regarding these non-GAAP measures, including any required reconciliations to the most directly comparable financial measure calculated according to GAAP, see in the Appendix section of this presentation.

2

Mission Statement 3 It is our mission to produce sustainable products and systems, for the metal construction industry, of enduring quality that enhance the beauty , form and function of structures in which people work, live, play, learn, worship and use for storage and protection.

4 Vision Statement It is the vision of NCI to be the undisputed leader in the U.S. building construction industry by providing superior products and services through our metal coil coating, metal components and custom metal building systems divisions.

The Market

Nonresidential Market Segments 6 Source: McGraw - Hill Construction. Metal Building Manufacturers Association (the "MBMA "). Bureau of Economic Analysis. Management estimates. ▪ FY 2013 total nonresidential market size of $166 billion, or 783 million square feet ▪ Low - rise (1 - 5 stories) has averaged 89% of total market value of nonresidential construction over the last ten years ▪ Change in total nonresidential construction activity highly correlated to change in GDP: R 2 =0.85 ▪ NCI external shipment volume highly correlated to total nonresidential construction activity: R 2 =0.92 ▪ Penetration rates of metal products are accelerating

• Significant operating expertise • Management averages 20 years of experience in the metal building manufacturing industry • Proven ability to operate and grow the business and to execute cost reduction initiatives in the current downturn • Leading market positions in all operating segments • High quality, well - respected stable of brands marketed through a broad network of builders and distributors • Large variety of products and services • Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end - market applications and customer concentration • 38 manufacturing plants located throughout North America operated in an efficient “hub - and - spoke” network • Places manufacturing and distribution operations closer to our customers • Affiliated builder network and architectural relationships provide substantial and extended channels to market • Each segment uses same type of steel • Ability to receive contract pricing without long - term contracts • Significant ability to flex manufacturing infrastructure and ESG&A levels to changes in volume • Vertically integrated producer enabling faster turnaround times – majority of orders are completed in 1 – 3 months • Positioned to capitalize on material conversion trends and green initiative • Actively pursuing market leading initiatives Leading Market Positions and Strong Brands Motivated and Experienced Management Team Integrated Business Model Well Positioned for Growth Efficient Distribution Model High Volume Producer with Flexible Cost Structure NCI’s Competitive Advantage 7

NCI Locations 8 Metal Coil Coaters Metal Components Building Systems

9 State as of close of 2013 unless otherwise noted 163 411 6 49% 51% 31% 20% ▪ Cleans, treats, coats and paints flat - rolled metal coil substrates ▪ Slits and/or embosses coated coils Manufacturers of painted steel products: ▪ Metal Buildings ▪ Light Fixtures ▪ HVAC ▪ Water Heater Jackets ▪ Walk - in Coolers PRODUCTS CUSTOMERS Light Gauge Coil Coating Est. Rank % Market Share Precoat Metals Division 1 44% NCI 2 12% SDI 3 9% Steelscape 4 8% Others N/A 27% Total 100% Heavy Gauge Hot Rolled Steel Coating Est. Rank % Market Share NCI 1 45% Hanna Steel 2 23% Midwest Metal Coaters 3 12% SDI 4 10% Others N/A 10% Total 100% Source: 2013 NCI Estimates STATS (Volume in tons) Internal : External: ▪ Construction ▪ All Other PERFORMANCE No. of Customers: No . of Employees: No . of Plants : END USE (FY 2013) Revenue, EBITDA and EBITDA Margin % 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 External Revenue ($M) 127 123 111 118 84 97 53 65 76 81 93 EBITDA ($M) 26 31 25 30 32 39 13 21 23 26 27 EBITDA Margin % 20.5 25.5 22.9 25.9 37.9 39.9 24.3 32.8 30.0 31.7 28.8 MARKET SHARE Metal Coil Coating

Metal Components

PRODUCTS

- Pre-formed metal roof and wall systems
- Insulated metal panels
- Secondary structural members
- Flashings and accessories
- Roll-up doors and interior partition systems

CUSTOMERS

- Small, medium and large contractors
- Specialty roofers
- Engineered building fabricators
- Distributors/lumberyards
- End users

STATS

No. of Customers:	27,676
No. of Employees:	1,435
No. of Plants:	24

END USE (FY 2013)

(Volume in tons)

Internal:	15%
External:	
▪ Commercial & Industrial	63%
▪ Ag & Res	18%
▪ Retail	4%

Stats as of close of 2013 unless otherwise noted

MARKET SHARE

Metal Components

	Est. Rank	% Market Share
NCI	1	10%
Metal Sales	2	7%
McElroy	3	5%
Central States	4	5%
Fabral	5	4%
Centria	6	4%
Kingspan	7	3%
Others	N/A	62%
Total		**100%**

Source: 2013 Parthenon Estimates
Market includes new construction and alterations



PERFORMANCE

Revenue, EBITDA and EBITDA Margin %

	2003*	2004*	2005*	2006*	2007	2008	2009	2010	2011	2012**	2013
External Revenue ($M)	473	548	567	671	562	600	389	328	354	447	582
EBITDA ($M)	55	83	86	102	60	92	46	37	30	46	55
EBITDA Margin %	11.6	15.1	15.2	15.2	10.7	15.4	11.8	11.2	8.4	10.3	9.5

* Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008.

** 2012 Includes 4 months acquisition of Metl-Span.

MBCI Metal Roof and Wall Systems | ABC American Building Components | DBCI | METAL DEPOTS | METL SPAN | IPS Insulated Panel Systems

10

Engineered Building Systems

PRODUCTS

- Custom engineered buildings
- Self-storage mini-warehouses
- Long Bay® System

CUSTOMERS

- Builder network
- General contractors
- Developers
- Custom fabrication customers
- End users

STATS

No. of Builders:	3,381
No. of Employees:	2,378
No. of Plants:	8

SALES CHANNEL

Authorized Builders/Erectors	59%
Direct Sales	20%
Non-Affiliated Builders	13%
Resellers/Private Label	8%

FY 2013 SHIPMENT TONS



32%
2%
24%
6%
8%
16%
12%
Oil & Gas
Agricultural
Institutional
Warehousing
Miscellaneous
Retail & Offices
Manufacturing

MARKET SHARE

Engineered Building Systems

	% Market Share
NCI	25%
BlueScope Buildings	25%
Nucor Building Systems	25%
Others	25%
Total	**100%**

Source: 2012 MBMA and NCI estimates



PERFORMANCE

Revenue, EBITDA and EBITDA Margin %

	2003*	2004*	2005*	2006*	2007	2008	2009	2010	2011	2012	2013
External Revenue ($M)	297	414	452	782	980	1,066	523	477	530	626	634
EBITDA ($M)	24	40	54	83	130	122	29	1	28	50	36
EBITDA Margin %	8.1	9.8	11.9	10.7	13.3	11.4	5.6	0.1	5.2	8.0	5.7

* RCC acquisition (Robertson, Ceco and Star) completed in April 2006. Results included from acquisition date.

* Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008.

METALLIC BUILDING COMPANY · MID-WEST · A&S BUILDING SYSTEMS · STAR · STEELBUILDING.COM Design • Price • Buy Online® · STEEL SYSTEMS · HERITAGE BUILDING SYSTEMS · Garco Building Systems · ALL AMERICAN SYSTEMS · Robertson Building Systems · Ceco Building Systems · MESCO Building Solutions

11

Unique Vertical Integration

Metal Coil Coating

- Cleans, treats, coats and paints flat-rolled metal coil substrates
- Slits and/or embosses coated coils



51% → Third party customers

49% → Metal Components / Engineered Building Systems

Metal Components

- Pre-formed metal roof and wall systems
- Insulated metal panels
- Secondary structural members



85% → Third party customers

15% → Engineered Building Systems

Engineered Building Systems

- Custom engineered buildings
- Self-storage mini-warehouses



Third party customers

Manufacturers of painted steel products:

- Metal buildings
- Water heater jackets
- Walk-in coolers
- Light fixtures
- HVAC

- Small, medium and large contractors
- Specialty roofers
- Engineered building fabricators
- Distributors/lumberyards
- End users

- Builder network
- General contractors
- Developers
- Custom fabricators

Based on FY 2013

12

13 Accelerating metal building product penetration 1.06 1.09 1.08 1.16 1.23 1.34 1.00 1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 2007 2008 2009 2010 2011 2012 Source: McGra w - Hill Construction. Metal Building Manufacturers Association. Favorable market and industry trends MBMA tons shipped / lowrise nonres . construction starts Tons / 1,000 sq. ft. ; Market - leading position in insulated metal panels , the fastest growth and a higher margin product line − Insulated metal panels sales to C&I end market increased 30% in FY13 ; Growing demand for coil coating − Supply chain diversification − Conversion from post - painting to pre - painted metal ; Technological advancements have given metal buildings more favorable product characteristics − More architecturally pleasing structures − Increased cost - efficiency and lower - maintenance − Sustainability / green characteristics (recycled materials and LEED certification) 3 - year rolling average Metal building industry has gained share in the low - rise (1 - 5 stories) nonresidential construction market

Nonresidential Investment Recovery 14 -40 -30 -20 -10 0 10 20 30 -80 -60 -40 -20 0 20 40 Sep-90 Apr-93 Nov-95 Jun-98 Jan-01 Aug-03 Mar-06 Oct-08 May-11 Dec-13 Fed Sen. Loan Survey (Avg. of Net % Easing + Net % Reporting Stronger Demand) Nonresidential Real Nonresidential (Structures) Investment, y/y%, Advanced 4Qs - 6Qs Source: Bloomberg, MKM Partners Correlation = 0.72 Data updated as of December 11, 2013 Federal Sen. Loan Survey Real Nonresidential (Structures) Investment

Architectural Market Activity Mixed Practice Index 15 25 30 35 40 45 50 55 60 65 70 Jan-00 Apr-00 Aug-00 Nov-00 Mar-01 Jul-01 Oct-01 Feb-02 May-02 Sep-02 Jan-03 Apr-03 Aug-03 Dec-03 Mar-04 Jul-04 Oct-04 Feb-05 Jun-05 Sep-05 Jan-06 Apr-06 Aug-06 Dec-06 Mar-07 Jul-07 Oct-07 Feb-08 Jun-08 Sep-08 Jan-09 May-09 Aug-09 Dec-09 Mar-10 Jul-10 Nov-10 Feb-11 Jun-11 Sep-11 Jan-12 May-12 Aug-12 Dec-12 Apr-13 Jul-13 Nov-13 Mixed Use Data updated as of December 26, 2013 Source: American Institute of Architects Mixed Practice Index Activity above 50 indicates growth, below indicates decline.

500 700 900 1,100 1,300 1,500 1,700 1,900 2,100 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 CBRE Vacancy Rate (Inverted) McGraw-Hill Non-Res SF (Right) Industrial Vacancy Rates vs. Non - Res Construction Activity 16 CBRE Vacancy Rate (Inverted) McGraw - Hill Non - Res SF Data updated as of December 23, 2013 Correlation = 0.88 thru 2013

Nonresidential Construction Activity Historical and Forecast Volume for Square Feet 17 1,144 1,404 1,666 1,379 776 680 703 772 808 900 600 800 1,000 1,200 1,400 1,600 1,800 2,000 '67 '68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 Data updated as of December 23, 2013 Square Feet (in millions) Source: McGraw - Hill Millions of Square Feet Construction Activity 1,287 ( ' 67 - ' 13 ) Square Feet Average

-50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% '68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 GDP Non-Res Construction Activity Data updated as of December 23, 2013 GDP vs. Non - Res Construction Activity Percentage Change Correlation 0.85 % Change GDP % Non - Res Change Construction Activity Source: McGraw - Hill 18

$154 $84 $201 $45 $16 $36 $77 $71 1,867 1,404 1,666 776 600 700 800 900 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 2,000 -$30 -$10 $10 $30 $50 $70 $90 $110 $130 $150 $170 $190 $210 $230 $250 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Adjusted EBITDA Construction Activity Data updated as of December 23, 2013 Historical Performance & Nonresidential Activity Adjusted EBITDA vs. Construction Activity 19 Adjusted EBITDA ($ in millions) Construction Activity (square feet in millions) Source: McGraw - Hill (Dotted line represents projection)

0 50 100 150 200 250 300 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 CRU Steel Price Index North America Index 50 100 150 200 250 0% 5% 10% 15% 20% 25% 30% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 CRU Index in October Gross Profit % Margin Gross Profit % Margin¹ CRU Steel Price Index Historical Steel Price Activity 20 Current Nonres Downturn Steel price activity – CRU North America Steel Price Index Updated: January 2014. Leading Historical performance and steel price activity – Gross Profit 1 vs . steel activity NCI steel inventory is managed using FIFO. Updated: January 2014. The CRU North America Steel Price Index has been published by the CRU since 1994. It is based on a survey of industry partici pan ts and is commonly used in the settlemen t of physical and financial contracts within the steel industry. The prices surveyed represent purchases for forward delivery, according to lead time, which will vary by approximately one to two months. (1994 Index = 100 ) (1) Gross profit % margin excludes special charges to provide comparability of underlying operational results. Last Nonres Downturn Last Nonres Downturn Current Nonres Downturn

Material Cost Comparisons Over Time Producer Price Index thru December 2013 0 20 40 60 80 100 120 140 160 180 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Concrete Block and Brick Hardwood Lumber Asphalt Roofing Steel Mill Products Index reset to 2007 as base year Producer Price Index 21 Source: US Bureau of Labor and Statistics Data updated as of January 17, 2014

Financial Overview

Historical Financial Perspective

($ In millions)	1999	2000	2001	2002	2003	2004	2005	2006 [a]	2007	2008 [b]	2009 [b]	2010	2011	2012 [d]	2013
			Last Nonres Downturn							Current Nonres Downturn					
Revenue	$ 937	$ 1,018	$ 955	$ 953	$ 898	$ 1,085	$ 1,130	$ 1,571	$ 1,625	$ 1,763	$ 965	$ 871	$ 960	$ 1,154	$ 1,308
% Growth	38.7%	8.7%	-6.2%	-0.2%	-5.8%	20.8%	4.2%	39.0%	3.4%	8.5%	-45.2%	-9.8%	10.2%	20.3%	13.4%
COGS	$ 697	$ 762	$ 742	$ 740	$ 701	$ 823	$ 851	$ 1,187	$ 1,221	$ 1,323	$ 749	$ 700	$ 758	$ 898	$ 1,032
% of Revenue	74.4%	74.8%	77.7%	77.7%	78.0%	75.8%	75.3%	75.6%	75.2%	75.1%	77.6%	80.4%	79.0%	77.8%	78.9%
Gross Profit [c]	$ 240	$ 256	$ 213	$ 213	$ 197	$ 262	$ 279	$ 384	$ 404	$ 440	$ 216	$ 171	$ 202	$ 256	$ 276
% Margin	25.6%	25.2%	22.3%	22.3%	22.0%	24.2%	24.7%	24.4%	24.8%	24.9%	22.4%	19.6%	21.0%	22.2%	21.1%
ESG&A [c]	$ 120	$ 131	$ 133	$ 141	$ 140	$ 165	$ 175	$ 246	$ 272	$ 278	$ 209	$ 191	$ 200	$ 221	$ 257
% of Revenue	12.8%	12.9%	14.0%	14.8%	15.6%	15.2%	15.5%	15.7%	16.7%	15.8%	21.7%	21.9%	20.8%	19.1%	19.6%
EBIT [c]	$ 120	$ 125	$ 80	$ 72	$ 57	$ 97	$ 104	$ 138	$ 132	$ 162	$ 7	$ (20)	$ 2	$ 35	$ 19
% Margin	12.8%	12.3%	8.4%	7.6%	6.3%	8.9%	9.2%	8.8%	8.1%	9.2%	0.7%	-2.3%	0.2%	3.1%	1.4%
Adjusted EBITDA	$ 146	$ 154	$ 105	$ 100	$ 84	$ 128	$ 138	$ 176	$ 176	$ 201	$ 45	$ 16	$ 36	$ 77	$ 71
% Margin	15.6%	15.1%	11.0%	10.5%	9.3%	11.8%	12.2%	11.2%	10.8%	11.4%	4.6%	1.9%	3.7%	6.6%	5.4%
Capex	$ 33	$ 29	$ 15	$ 9	$ 18	$ 9	$ 20	$ 27	$ 42	$ 25	$ 22	$ 14	$ 21	$ 28	$ 24
% of Revenue	3.6%	2.8%	1.6%	1.0%	2.0%	0.9%	1.7%	1.7%	2.6%	1.4%	2.2%	1.6%	2.2%	2.4%	1.9%

[a] *RCC acquisition completed in April 2006. Results included from acquisition date.*

[b] *Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.*

[c] *Excludes special charges such as restructuring cost, refinancing costs, impairment charges, debt extinguishment costs, gain on insurance recovery, unreimbursed business interruption costs, etc.*

[d] *Metl-Span acquisition completed in June 2012. Results included from acquisition date.*

23

Capitalization 24 ($ in millions) FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 Cash $75 $68 $90 $77 $79 $55 $77 Debt: $125 Million Revolver --- --- n/a n/a n/a n/a n/a $125 Million ABL Credit Facility n/a n/a --- --- --- n/a n/a $150 Million ABL Revolver a n/a n/a n/a n/a n/a --- 0 Term Loan (net of unamortized discount) f 315 293 150 136 131 237 a ,b 238 h Convertible Notes 180 180 --- n/a n/a n/a n/a Industrial Revenue Bond 2 1 --- n/a n/a n/a n/a Total Debt $497 $474 $150 $136 $131 $237 $238 Net Debt Leverage 2.39x 2.02x 1.34x 3.66x 2.27x 2.23x e 2.27x Convertible Preferred Stock c : Liquidation value n/a n/a $250 $282 $297 $345 --- As - Converted Common Shares n/a n/a 39.2 44.3 46.6 54.1 --- As - Converted Market Value d n/a n/a $384 $439 $441 $608 --- Common Stock: Shares Outstanding 3.9 3.9 18.1 19.3 19.8 20.4 74.8 g Market Value d $724 $367 $177 $191 $188 $229 $1,081 Total As - Converted Common Stock: Shares Outstanding 3.9 3.9 57.3 63.6 66.4 74.5 74.8 As - Converted Market Value d $724 $367 $562 $630 $629 $837 $1,081 a On June 22, 2012, the Company amended its ABL facility to facilitate the acquisition of Metl - Span. The new $150 ABL facility matures on May 2, 20 17, bears interest at L+250 to L+300 depending on excess availability and is subject to a springing fixed charge coverage ratio of 1.0:1.0 when excess availability is below $15 milli on. b On June 22, 2012, the Company replaced its Term Loan with a new $250 million facility to facilitate the acquisition of Metl - Spa n. The new Term Loan matures on May 2, 2018, bears interest at L+675, has a LIBOR floor of 125, amortizes 0.25% per quarter, and is subject to a minimum net debt leverage ratio of 3.75x, 3.25x, and 2.7 5x at the end of fiscal 2012, 2013, and thereafter respectively. c On May 8, 2012, the Convertible Preferred Stock was amended to no longer require dividends. Prior to this date, the securitie s required dividends to be paid at a rate of 8% if paid in cash, or 12% if paid in kind. Subsequent to this date, the number of shares no longer continue to increase as the result of dividends paid in kind. As cons ide ration paid for the dividend elimination, the Company issued additional shares of preferred stock which are convertible into approximately 5.9 million shares of common stock. This consideration included 1 mi lli on shares for the dividend that had accrued from March 16, 2012 to May 18, 2012 and the remaining payment to eliminate future dividend requirements. The updated as - converted value is provided based on the Co mpany's closing stock price on May 8, 2012. d Determined by multiplying the shares outstanding on an as - converted basis by the closing common stock price on the last trading day of the respective periods. e Calculated on a pro forma basis including Metl - Span for the trailing 12 - month period. f Net of unamortized discount for October 28, 2012, $ 11.8 million and $0 for November 3, 2013. g All of the preferred shares were converted into common shares on May 14, 2013. h On June 24, 2013, the Company amended its existing Credit Agreement, dated as of June 22, 2012, primarily to extend the maturity date and reduce the interest rate applicable to all of the outstanding term loans. The amended credit agreement was extended to mature on June 24, 2019. The interest rate on the Amended Term Loan is reduced to L+325 from L+675.

Balance Sheet 25 ($ in thousands) Nov 1, 2009 Oct 31, 2010 Oct 30 , 2011 Oct 28 , 2012 Nov 3 , 2013 ASSETS Current assets: Cash and cash equivalents $ 90,419 $ 77,419 $ 78,982 $ 55,158 $ 77,436 Restricted cash 5,154 2,839 2,836 1,375 - Accounts receivable, net 82,889 81,896 95,381 133,475 135,368 Inventories, net 71,537 81,386 88,531 106,015 122,105 Deferred income taxes 18,787 15,101 20,405 21,926 27,736 Income tax receivable 27,622 15,919 1,272 549 1,112 Prepaid expenses and other 22,816 23,775 24,204 23,337 27,071 Total current assets 319,224 298,335 311,611 341,835 390,828 Property, plant and equipment, net 232,510 214,453 208,514 268,875 260,918 Goodwill 5,200 5,200 5,200 76,746 75,226 Intangible assets, net 28,370 26,312 24,254 53,028 48,975 Other assets 28,864 16,224 11,575 11,000 4,316 Total assets $ 614,168 $ 560,524 $ 561,154 $ 751,484 $ 780,263 LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT) Current liabilities: Current portion of long - term debt and notes payable $ 14,645 $ 289 $ 292 $ 3,015 $ 2,997 Accounts payable 71,252 70,589 88,158 113,177 144,553 Accrued compensation and benefits 37,215 31,731 34,616 41,586 40,954 Other accrued expenses 55,573 48,269 50,977 62,280 63,110 Total current liabilities 178,685 150,878 174,043 220,058 251,614 Long - term debt (net of current portion and unamortized discount ) 136,085 136,305 130,699 234,444 235,391 Deferred income taxes 18,848 10,947 7,312 35,565 32,185 Other long - term liabilities 7,657 4,820 10,081 11,995 8,315 Total long - term liabilities 162,590 152,072 148,092 282,004 275,891 Series B cumulative convertible participating preferred stock 222,815 256,870 273,950 619,950 - Redeemable common stock - 3,418 759 - - Stockholders’ equity (deficit ) 50,078 (2,714) (35,690) (370,528) 252,758 Total liabilities and stockholders’ equity (deficit) $ 614,168 $ 560,524 $ 561,154 $ 751,484 $ 780,263

Cash Flow

($ in thousands)	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Operating Cash Flow											
Net income (Loss)	22,800	44,890	51,336	68,946	58,568	73,278	(750,796)[a]	(26,877)	(9,950)	4,913	(12,885)
Depreciation & Amortization	23,007	22,974	25,158	31,785	36,242	36,333	33,531	34,504	33,214	33,840	39,275
Other Non-cash Items	4,284	10,029	10,994	10,253	6,418	19,727	759,597[a]	5,311	3,606	17,247	23,569
Changes in Working Capital	19,177	(54,163)	30,779	10,530	36,397	(89,144)	53,004	(6,632)	14,567	(8,278)	14,183
Operating Cash Flow	69,268	23,730	118,267	121,514	137,625	40,194	95,336	6,306	41,437	47,722	64,142
Investing Cash Flow											
Acquisitions	(4,310)	—	(27,399)	(366,598)	(20,086)	—	—	—	—	(140,991)	—
Capital Expenditures	(17,912)	(9,327)	(19,524)	(27,056)	(42,041)	(24,803)	(21,657)	(14,030)	(21,040)	(28,151)	(24,426)
Proceeds from insurance	—	—	—	—	—	—	—	—	—	—	1,023
Other	3,891	3,316	1,118	308	5,764	6,113	2,589	767	583	2,992	74
Investing Cash Flow	(18,331)	(6,011)	(45,805)	(393,346)	(56,363)	(18,690)	(19,068)	(13,263)	(20,457)	(166,150)	(23,329)
Financing Cash Flow											
Debt Repayment	(48,550)	(243,750)	(23,700)	(78,511)	(91,447)	(26,529)	(235,874)	(15,669)	(7,148)	(148,582)	(69,697)
Debt Issuance	—	200,000	180,000	200,000	90,500	—	—	—	—	252,597	57,000
Convertible Preferred Stock	—	—	—	—	—	—	250,000	—	—	—	—
Refinancing Costs	—	—	—	—	—	—	(54,659)	(125)	(200)	(9,399)	(6,265)
Stock Repurchases	(114)	—	(40,676)	(37,572)	(36,122)	(2,226)	(451)	(381)	(1,477)	(1,529)	(2,462)
Payment of Cash Dividends on CPS	—	—	—	—	—	—	—	—	(11,039)	—	—
Other	2,401	20,049	4,408	12,104	5,444	(1)	(12,967)[b]	10,140[b]	467	1,463	3,026
Financing Cash Flow	(46,263)	(23,701)	120,032	96,021	(31,625)	(28,756)	(53,951)	(6,035)	(19,397)	94,550	(18,398)
Exchange Rate Changes	—	—	—	133	379	399	(99)	(8)	(20)	54	(137)
Net Increase (Decrease) in Cash	4,674	(5,982)	192,494	(175,678)	50,016	(6,853)	22,218	(13,000)	1,563	(23,824)	22,278

[a] Includes $622.6 million for goodwill and other intangible asset impairment, $97.6 million debt extinguishment charge, $40 million lower of cost or market charge, $11.2 million change of control charges, $9.1 million restructuring charges and $6.3 million asset impairment.

[b] Includes $13.0 million and $10.1 million for restricted cash for cash collateralized letters of credit from fiscal 2009 and 2010, respectively.

26

Fiscal Year 2012 ADJUSTED OP PROFIT $92 million a Engineered Building Systems 48% Metal Components 45% Metal Coil Coating 7% Adjusted Operating Segment Results Fiscal Year 2012 vs. Fiscal Year 2013 27 a Before corporate expenses. In addition, see Appendix for the reconciliation of the non - GAAP financial measure to the GAAP financial measure . Fiscal Year 2012 THIRD PARTY SALES $1,154 million Engineered Building Systems 28% Metal Components 44% Metal Coil Coating 28% Fiscal Year 2013 ADJUSTED OP PROFIT $83 million a Fiscal Year 2013 THIRD PARTY SALES $ 1 , 308 million Engineered Building Systems 54% Metal Components 39% Metal Coil Coating 7% Engineered Building Systems 41% Metal Components 35% Metal Coil Coating 24%

Strategy

Five - Year Growth Strategy 29 ▪ Corporate - Wide Objectives • Outperform the cyclical recovery • Increase profitability through operating leverage, distribution channel expansion and market penetration by new products • Maximize balance sheet flexibility • Increase manufacturing efficiencies through our integrated business model • Leverage technology, automation and lean manufacturing to lower costs • Aggressively improve supply chain efficiencies ▪ Coatings Division • Grow non - construction sales as a supply chain partner to national manufacturers • Leverage efficiency improvements to drive margin expansion • Support family business expansion ▪ Components Division • Grow commercial / industrial and agricultural products sales of legacy products and insulated metal panels • Expand retail operations, leveraging existing manufacturing footprint ▪ Buildings Division • Drive the best total value building solution, delivered complete and on - time, every time in each brand • Leverage cost reductions and operating efficiencies to drive higher than historic cyclical profit margins

Powerfully combined cyclical operating leverage & initiative - driven growth 30 FY13A EBITDA Illustrative market recovery to 50- year average Mid-cycle EBITDA opportunity BEFORE initiatives Incremental opportunity from growth and productivity intiatives Mid-cycle EBITDA opportunity WITH initiatives Source: Management estimates. Approximately $165 million revenue (1) and $30 million EBITDA (2) opportunity per 100 mm sq. ft. non - res starts ; Streamline manufacturing via lean manufacturing/automation ; Product margin expansion to historical peak levels through value pricing and mix improvements ; Capture share through sales and service initiatives in Components and Buildings ; Expand IMP and high - end architectural offering through commercial and industrial distribution channels ; Coating expansion (Middletown facility) with recent market consolidation ; Metal Depot expansion to further leverage existing manufacturing footprint Illustrative EBITDA growth opportunity Key strategies include (1) Based on FY2013 external revenue per 100mm sq. feet of new nonresidential construction starts. (2) Based on contribution margin of 23 % and an assumed $ 7 million of incremental fixed costs per 100 mm sq. ft. of activity.

Appendices

Coater End - Market Examples 32 Construction Garage and Entry Doors Lighting Fixtures Office Furniture Appliances HVAC Transportation

Insulated Metal Panels: Product & Process Photos 33 Polyisocyanurate Insulation Exterior Metal Skin Interior Metal Skin ▪ Wide range of market and construction applications ▪ Improves thermal performance ▪ Increases energy efficiency ▪ Supports many LEED and green requirements ▪ Reduces a building’s operational expenses ▪ Easy installation accelerates construction schedules

Insulated Metal Panels: Metl - Span 34

End Uses for Complexity Classifications 35

2009 Recessionary Restructuring ▪ Buildings Group • Reduced manufacturing facilities from 15 to 8 • Maintained customer touch points (sales/service) • Transitioned to a single leadership role for both RCC & NCI Buildings groups • Manufacturing operations reorganized • Engineering and drafting reorganized ▪ Components Group • Reduced manufacturing facilities from 22 to 18 • Maintained the necessary footprint to service external customers and provide support for the Buildings group’s needs 36

MANUFACTURING PLANTS BEFORE AFTER COATERS COMPONENTS BUILDINGS TOTAL 5 22 15 42 5 18 8 31 NCI Manufacturing Plants After 2009 Reductions 37 Before After

Significant Cost Reductions Completed Cost Reduction Summary 38 ($ in thousands) COST REDUCTION HEADCOUNT REDUCTION BY SEGMENT Indirect Costs a Direct Variable Costs b Total Cost Savings % Reduction Number % Reduction Buildings $88,205 $374,188 $462,393 48.2% 1,530 41.8% Components 23,016 152,532 175,548 33.9% 547 36.7% Coaters 2,321 29,326 31,647 46.8% 40 10.3% Corporate 7,703 5,319 13,022 20.2% 61 25.3% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% BY COST LINE ITEM Cost of Goods $71,250 $522,664 $593,914 44.8% 1,619 43.3% Engineering 19,004 3,573 22,577 41.9% 217 33.0% ESG&A 30,991 35,128 66,119 28.6% 342 24.7% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% a Indirect cost reductions represent 30% of total 2008 indirect costs. b Direct variable costs include such items as Materials, Bonus, Commission, etc. that will vary based on NCI's performance with ou t any other action.

$146 $154 $105 $100 $84 $ 128 $138 $176 $176 $201 $45 $16 $36 $ 77 $71 $0 $50 $100 $150 $200 $250 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Historical Performance 39 * Adjusted EBITDA is defined in the Company’s credit facilities and is calculated within the Appendix. Adjusted EBITDA* $937 $1,018 $ 955 $953 $898 $1,085 $1,130 $1,571 $1,625 $1,763 $ 965 $871 $960 $1,154 $1,308 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Sales (in millions) (in millions)

$27.9 $28.4 $35.8 $45.6 $31.3 $30.9 $52.2 $ 61.6 $34.3 $28.3 $53.9 $59.7 $30.7 $42.5 $66.8 $ 61.0 $1.6 $3.1 $21.4 $18.5 - $2.6 $1.1 $10.2 $ 7.4 - $4.3 $7.7 $14.7 $17.5 $12.8 $15.3 $18.9 $ 29.5 $13.3 $10.5 $17.0 $30.1 $245 $251 $293 $ 341 $293 $330 $449 $499 $360 $368 $434 $ 463 $361 $416 $477 $509 $260 $224 $238 $ 243 $182 $202 $245 $242 $190 $226 $262 $ 282 $244 $250 $298 $362 $298 $293 $317 $ 400 -$50 -$25 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 $300 $325 $350 $375 $400 $425 $450 $475 $500 $525 $550 -$8 -$4 $0 $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 * Q2 '08 * Q3 '08 * Q4 '08 * Q1 '09 * Q2 '09 * Q3 '09 * Q4 '09 * Q1 '10* Q2 '10* Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Adjusted EBITDA Sales Seasonal Trends Fiscal Q1 2005 through Q4 2013 40 *Sales amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. Adjusted EBITDA (in millions) Sales (in millions)

NCI Capital Structure Over Time 41 $433 $417 $368 $297 $249 $217 $ 373 $498 $497 $474 $150 $136 $131 $234 $ 235 $0 $100 $200 $300 $400 $500 $600 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Outstanding Debt $937 $1,018 $955 $953 $898 $1,085 $1,130 $ 1 , 571 $1,625 $1,763 $965 $871 $960 $1,154 $1,308 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Sales NCI Sales NCI’s Capital Structure (in millions) (in millions) Overall Nonresidential Construction Spending $65 $85 $105 $125 $145 $165 $185 $205 $225 $245 $265 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (in billions) Source: McGraw - Hill

2009 and 2013 Capital Transactions

($ in millions)	Capitalization Nov 1, 2009	Capitalization and Amended Term Loan Jul 28, 2013
Cash	$ 90	$ 16
Debt:		
$125 Million Revolver	n/a	n/a
$125 Million ABL Credit Facility	$ -	n/a
$150 Million ABL Revolver	n/a	$ 5
Term Loan	150	238
Interest Rate	*L+600* *FL 2.00%*	*L+325* *FL 1.00%*
Convertible Notes	n/a	n/a
Interest Rate		
Industrial Revenue Bond	n/a	n/a
Total Debt	$ 150	$ 243
Net Debt	*$ 60*	*$ 227*
Net Debt Leverage	*1.34x*	*n/a*
Convertible Preferred Stock:		
As-Converted Common Shares	39.2	-
As-Converted Market Value	$ 384	$ -
Common Stock:		
Shares Outstanding	18.1	74.8
Market Value	$ 177	$ 1,054
Total As-Converted Common Stock:		
Shares Outstanding	57.3	74.8
Market Value	$ 562	$ 1,054

Recapitalization Oct 20, 2009

Replaced revolver with $125 million undrawn ABL facility. Prior revolver matured in June 2009. The ABL facility matures in April 2014.

Amended/Extended term loan and paid down $143 million. Extended maturity date from June 2010 to April 2014.

Exchanged convertible notes for $90 million cash and 14.0* million shares of common stock.

Sold $250 million convertible preferred stock. The preferred stock has a call/put feature in 2019.

* On March 5, 2010, the Company filed an amendment to its certificate of incorporation to effect the reverse stock split at an exchange ration of 1- to-5. As such we have retrospectively adjusted the shares of common stock.

Capitalization Nov 1, 2009 – Financial Covenants

Net Indebtedness to Adjusted EBITDA Covenant Beginning in October 2011: 5.0x then quarterly step downs.

ABL Fixed Charge Coverage Covenant: 1.0:1.0 required only when excess available borrowings are less than $15 million.

Acquisition Financing and Dividend Elimination Jun 22, 2012

Amended, extended and upsized the ABL Revolver from $125 million to $150 million in connection with the acquisition of Metl-Span. The facility matures May 2, 2018.

Replaced and upsized the existing Term Loan in connection with the Metl-Span acquisition. Amended June 24, 2013 to extend maturity and lower interest rates. The facility matures June 24, 2019.

Eliminated future Dividend obligations for the Convertible Preferred Stock by amending the facility and issuing additional shares of preferred stock which are convertible into 5.9 million shares of Common Stock. Prior to this amendment the Convertible Preferred Stock required quarterly dividends to be paid at a rate of 8% if paid in cash or 12% if paid in kind.

Capitalization and Amended Term Loan Jul 28, 2013 – Financial Covenants

ABL Fixed Charge Coverage Covenant: 1.0:1.0 required only when excess available borrowings are less than $15 million.

42

Financial Appendix

Adjusted Earnings (Loss) Per Diluted Common Share

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Earnings (loss) per diluted common share, GAAP basis	$12.15	$4.55	$(9.05)	$6.00	$11.20	$12.08	$15.91	$13.89	$18.49	$(171.18)	$(17.07)	$(2.58)	$(3.81)	$(0.29)
Goodwill and other intangible asset impairment	---	---	17.45	---	---	---	---	---	---	136.26	---	---	---	---
Debt extinguishment and refinancing costs	---	---	---	---	1.45	---	---	---	---	21.70	---	---	0.21	0.30
Acquisition related costs	---	---	---	---	---	---	---	---	---	---	---	---	0.19	---
Lower of cost or market adjustment	---	---	---	---	---	---	---	---	0.45	5.85	---	---	---	---
Convertible preferred stock beneficial conversion feature	---	---	---	---	---	---	---	---	---	2.39	13.73	0.51	3.20	---
Change in control charges	---	---	---	---	---	---	---	---	---	1.56	---	---	---	---
Restructuring charge	---	0.48	---	---	---	---	---	---	0.15	1.27	0.12	(0.01)	---	---
Asset impairment	---	---	---	---	---	---	---	---	---	0.88	0.03	0.04	---	---
Interest rate swap	---	---	---	---	---	---	---	---	---	0.43	---	---	---	---
Environmental and other contingency adjustments	---	---	---	---	---	---	---	---	---	0.16	0.01	0.01	---	---
Gain on embedded derivative	---	---	---	---	---	---	---	---	---	---	(0.03)	(0.00)	(0.00)	---
Executive retirement costs	---	---	---	---	---	---	---	---	0.45	---	---	---	0.02	---
Group medical benefit	---	---	---	---	---	(0.30)	---	---	---	---	---	---	---	---
Self-insurance reserve	---	---	---	---	---	---	---	---	---	---	---	0.08	(0.06)	---
Gain on insurance recovery, net of unreimbursed business interruption costs	---	---	---	---	---	---	---	---	---	---	---	---	---	(0.01)
Adoption of FAS 123 (R)	---	---	---	---	---	---	0.50	---	---	---	---	---	---	---
"Adjusted" earnings (loss) per diluted common share [a,b]	$12.15	$5.03	$8.40	$6.00	$12.65	$11.78	$16.41	$13.89	$19.54	$(0.68)	$(3.21)	$(1.96)	$(0.25)	$0.00
# of Diluted shares	3,657	3,653	3,738	3,794	3,999	4,171	4,264	4,139	3,886	4,403	18,229	18,369	18,932	44,761

[a] The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share, which is a non-GAAP measure because it is referred to in the text of our press releases and is instrumental in comparing the results from period to period. "Adjusted" earnings (loss) per diluted common share should not be considered in isolation or as a substitute for earnings (loss) per diluted common share as reported on the face of our consolidated statement of operations.

[b] On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings (loss) per common share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented.

* Adjustments are net of taxes.

44

($ in thousands) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Net income (loss) applicable to common shares, GAAP basis $44,407 $16,535 $(33,773) $22,800 $44,890 $51,337 $68,946 $58,568 $73,278 $(753,633) $(311,227) $(47,466) $(72,120) $(12,885) Goodwill and other intangible asset impairment - - - - - - 65,087 - - - - - - - - - - - - - - - - - - 599,966 - - - - - - - - - - - - Debt extinguishment and refinancing costs - - - - - - - - - - - - 5,766 - - - - - - - - - - - - 95,559 (49) - - - 3,965 13,238 Acquisition - related costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 3,690 - - - Lower of cost or market adjustment - - - - - - - - - - - - - - - - - - - - - - - - 1,687 25,773 - - - - - - - - - - - - Convertible preferred stock beneficial conversion feature - - - - - - - - - - - - - - - - - - - - - - - - - - - 10,526 250,294 9,396 60,681 - - - Change in control charges - - - - - - - - - - - - - - - - - - - - - - - - - - - 6,880 - - - - - - - - - - - - Restructuring charge - - - 1,745 - - - - - - - - - - - - - - - - - - 652 5,576 2,296 (180) - - - - - - Asset impairment (Recovery) - - - - - - - - - - - - - - - - - - - - - - - - 97 3,875 696 691 - - - - - - Interest rate swap - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,893 - - - - - - - - - - - - Environmental and other contingency adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - 687 116 181 - - - - - - Gain on embedded derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (609) (16) - - - - - - Executive retirement costs - - - - - - - - - - - - - - - - - - - - - - - - 1,748 - - - - - - - - - 313 - - - Group medical benefit - - - - - - - - - - - - - - - (1,250) - - - - - - - - - - - - - - - - - - - - - - - - Self - insurance reserve - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,477 (1,188) - - - Gain on insurance recovery, net of unreimbursed business interruption costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (322) Adoption of FAS 123 (R) - - - - - - - - - - - - - - - - - - 2,116 1,748 - - - - - - - - - - - - - - - - - - "Adjusted" net income (loss) applicable to common shares a $44,407 $18,280 $31,314 $22,800 $50,656 $50,087 $71,062 $60,316 $77,462 $(2,898) $(58,483) $(35,917) $(4,659) $31 a The Company discloses a tabular comparison of “Adjusted” net income (loss) applicable to common shares, which is a non - GAAP meas ure because it is referred to in the text of our press releases and is instrumental in comparing the results from period to period. “Adjusted” net income (loss) applicable to common shares should no t be considered in isolation or as a substitute for net income (loss) applicable to common shares as reported on the face of our consolidated statement of operations. *Adjustments are net of taxes. 45 Adjusted Net Income (Loss) Applicable to Common Shares

Reconciliation of Quarterly Adjusted EBITDA[a]

to Net Income (Loss), 2008 thru 2009

($ in thousands)	Q1[b] 2008	Q2[b] 2008	Q3[b] 2008	Q4[b] 2008	Q1[b] 2009	Q2[b] 2009	Q3[b] 2009	Q4[b] 2009
Net Income (Loss)	$6,100	$13,466	$30,494	$23,218	$(529,981)	$(121,571)	$2,607	$(101,851)
Income Taxes	3,823	8,537	18,554	17,092	(34,861)	(16,382)	1,825	(7,495)
Interest Expense, Net	8,522	7,748	7,463	7,761	6,623	6,168	6,487	9,578
Depreciation & Amortization	9,144	8,645	8,665	8,334	8,324	8,436	7,586	7,640
Acquisition-Related Costs	---	---	---	---	---	---	---	---
Executive Retirement	---	---	---	---	---	---	---	---
Stock-Based Comp	2,871	3,442	1,563	1,628	1,372	1,177	1,241	1,045
Goodwill & Other Intangible Asset Impairment	---	---	---	---	517,628	104,936	---	---
Cash Restructuring Charges (Recovery)	226	640	43	150	2,479	3,796	1,213	1,564
Transaction Costs	---	---	---	---	---	629	401	107,718
Lower of Cost or Market Adjustment, Net	---	---	---	2,739	29,378	10,608	---	---
Asset Impairments (Recovery)	---	---	---	157	623	5,295	26	347
Gain on Embedded Derivative	---	---	---	---	---	---	---	---
Pre-Acquisition Contingency Adjustment	---	---	---	---	---	---	---	---
ADJUSTED EBITDA[a]	$30,686	$42,478	$66,782	$61,079	$1,585	$3,092	$21,386	$18,546

[a] The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

[b] Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations.

46

Reconciliation of Quarterly Adjusted EBITDA[a]

to Net Income (Loss), Q1 2010 thru Q4 2013

($ in thousands)	Q1[b] 2010	Q2[b] 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Net Income (Loss)	$(10,486)	$(7,656)	$(3,299)	$(5,436)	$(12,725)	$(3,229)	$2,593	$3,411	$589	$1,321	$(3,267)	$6,270	$(3,627)	$(5,342)	$(12,192)	$8,276
Income Taxes	(5,779)	(5,536)	(221)	(1,794)	(5,009)	(1,786)	---	398	426	942	(663)	3,379	(1,825)	(2,506)	(9,933)	5,410
Interest Expense, Net	4,507	4,670	4,392	4,258	4,177	3,870	3,864	3,685	3,296	3,034	4,159	6,226	6,244	6,149	5,130	3,334
Depreciation & Amortization	7,522	7,479	7,457	7,309	7,236	7,187	7,187	6,753	6,158	5,841	7,248	10,355	9,122	8,809	9,066	9,012
Acquisition-Related Costs	---	---	---	---	---	---	---	---	396	1,494	2,946	153	---	---	---	---
Executive Retirement	---	---	---	---	---	---	---	---	---	508	---	---	---	---	---	---
Stock-Based Comp	801	1,403	1,374	1,375	1,685	1,671	1,776	1,776	1,972	2,119	2,090	3,116	3,442	3,445	3,448	4,565
Cash Restructuring Charges (Recovery)	524	829	551	1,628	---	---	(575)	283	---	---	---	---	---	---	---	---
Debt extinguishment costs, net	174	---	---	(250)	---	---	---	---	---	---	6,437	---	---	---	21,491	---
Asset Impairments (Recovery)	1,029	(116)	(64)	221	---	---	(93)	1,214	---	---	(22)	13	---	---	---	---
Gain on Embedded Derivative	(919)	(4)	(7)	(7)	(7)	(6)	(6)	(6)	(5)	(6)	(5)	(5)	(5)	(4)	(50)	---
Gain on Insurance recovery	---	---	---	---	---	---	---	---	---	---	---	---	---	---	---	(1,023)
Unreimbursed business interruption costs	---	---	---	---	---	---	---	---	---	---	---	---	---	---	---	500
Pre-Acquisition Contingency Adjustment	---	---	---	178	252	---	---	---	---	---	---	---	---	---	---	---
ADJUSTED EBITDA[a]	(2,627)	1,069	10,183	7,482	(4,391)	7,707	14,746	17,514	12,832	15,253	18,923	29,507	13,351	10,551	16,960	30,074

[a] The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

[b] Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations.

47

48 Reconciliation of Annual Adjusted EBITDA b to Net Income (Loss) ($ in thousands)) 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Net Income (Loss) $44,577 $44,407 $16,535 $(33,773) a $22,800 $44,890 $51,336 $68,946 $58,568 $73,278 $(750,796) $(26,877) $(9,950) $4,913 $(12,885) Income Taxes 32,294 32,866 16,151 19,970 14,758 29,767 37,384 42,213 37,879 48,006 (56,913) (13,330) (6,397) 4,084 (8,854) Interest Expense, Net 35,449 39,069 33,090 21,591 19,777 15,126 16,931 27,353 36,468 31,494 28,856 17,827 15,596 16,715 20,857 Depreciation & Amortization 28,542 33,487 34,866 22,883 23,007 22,974 24,488 30,292 34,697 34,788 31,986 29,767 28,363 29,602 36,009 401(k) Stock Contributions 4,144 3,677 3,491 3,581 3,229 5,080 3,849 - - - - -- - - - - - - - - - - - - - - - - - - Stock - Based Compensation - - - - - - - - - - - - - - - 683 3,684 7,161 8,610 9,504 4,835 4,953 6,908 9,298 14,900 Goodwill & Other Intangible Asset Impairment - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 622,564 - - - - - - - - - - - - Cash Restructuring Charges - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,059 9,052 3,532 (292) - - - - - - Acquisition - Related Costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 4,989 - - - Transaction Costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 108,748 (76) - - - 6,437 - - - Lower of Cost or Market Adjust. - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,739 39,986 - - - - - - - - - - - - Asset Impairments (Recoveries) - - - - - - - - - - - - - - - - - - - - - - - - - - - 157 6,291 1,070 1,121 (9) - - - Executive Retirement - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 508 - - - Non - Cash Real Estate Write Down, Net of Tax - - - - - - 1,330 - - - 391 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Debt Refinancing 1,001 - - - - - - 808 - - - 9,879 - - - - - - - - - - - - - - - - - - - - - - - - - - - Cumulative Effects of Accounting Change, Net of Tax - - - - - - - - - 65,087 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Debt extinguishment costs, net - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 21,491 Gain on insurance recovery - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (1,023) Unreimbursed business interruption costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 500 Embedded Derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (937) (25) (22) (59) Pre - Acquisition Contingency Adjust. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 178 252 - - - - - - ADJUSTED EBITDA b $146,007 $153,506 $105,463 $100,147 $83,962 $128,399 $137,672 $175,965 $176,222 $201,025 $44,609 $16,107 $35,576 $76,515 $70,936 a Includes a pre - tax non - cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. b The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non - cash charges for goodwill and other asset i mpairment and stock compensation as well as certain non - recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, t he Company entered into an Asset - Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non - recurring charges. The Company is disclosing adjusted EBITDA, which is a n on - GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges

($ in thousands)	1999	2000	2001	2002	2003	2004	2005	2006[b]	2007[b]	2008[b,c]	2009[b,c]	2010	2011	2012	2013
Operating Income (Loss), GAAP Basis	$108,442	$113,670	$64,825	$72,224	$57,163	$96,976	$104,470	$137,985	$131,720	$154,947	$(683,318)	$(24,587)	$(1,627)	$31,689	$19,188
Goodwill and Other Intangible Impairments	---	---	---	---	---	---	---	---	---	---	622,564	---	---	---	---
Goodwill Amortization	11,208	11,468	12,232	---	---	---	---	---	---	---	---	---	---	---	---
Gain on Insurance Recovery	---	---	---	---	---	---	---	---	---	---	---	---	---	---	(1,023)
Lower of Cost or Market Charge	---	---	---	---	---	---	---	---	---	2,739	39,986	---	---	---	---
Acquisition Related Costs	---	---	---	---	---	---	---	---	---	---	---	---	---	4,989	---
Change in Control Charges	---	---	---	---	---	---	---	---	---	---	11,168	---	---	---	---
Unreimbursed Business Interruption costs	---	---	---	---	---	---	---	---	---	---	---	---	---	---	500
Restructuring Charges	---	---	2,815	---	---	---	---	---	---	1,059	9,052	3,532	(292)	---	---
Asset Impairments (Recoveries)	---	---	---	---	---	---	---	---	---	157	6,291	1,070	1,121	---	---
Executive Retirement	---	---	---	---	---	---	---	---	---	2,852	---	---	---	508	---
Environmental and Other Contingency Adjustments	---	---	---	---	---	---	---	---	---	---	1,115	178	252	---	---
Actuarial Determined General Liability Self-Insurance Charges (Recovery)	---	---	---	---	---	---	---	---	---	---	---	---	2,398	(1,929)	---
Adjusted Operating Income (Loss)[a]	$119,650	$125,138	$79,872	$72,224	$57,163	$96,976	$104,470	$137,985	$131,720	$161,754	$6,858	$(19,807)	$1,852	$35,257	$18,665

[a] The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our consolidated statement of operations.
[b] Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options."
[c] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

49

50 Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges ($ in thousands) For the Year Ended November 3, 2013 Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Operating Income (Loss), GAAP basis $24,027 $36,167 $23,405 ($64,411) $19,188 Gain on insurance recovery (1,023) --- --- --- (1,023) Unreimbursed business interruption costs 500 --- --- --- 500 “Adjusted” Operating Income (Loss) a $23,504 $36,167 $23,405 ($64,411) $18,665 a The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non - GAAP measure because it is instrume ntal in comparing the results from period to period. " Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as rep ort ed on the face of our statement of operations. ($ in thousands) For the Year Ended October 28, 2012 Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Operating Income (Loss), GAAP basis $22,322 $34,147 $37,596 ($62,376) $31,689 Acquisition - Related Costs --- --- --- 4,989 4,989 Actuarial Determined General Liability Self - Insurance Recovery --- (1,929) --- --- (1,929) Executive Retirement --- --- --- 508 508 “Adjusted” Operating Income (Loss) a $22,322 $32,218 $37,596 ($56,879) $35,257

Reconciliation of Segment Sales to Third Party

Segment Sales

($ in thousands)	Q1 2009 [a]		Q1 2010 [a]		Q1 2011		Q1 2012		Q1 2013	
Metal Coil Coating										
Total Sales	41,501	13%	39,031	17%	42,274	18%	49,083	16%	49,271	14%
Inter-segment	(30,077)		(26,223)		(25,081)		(28,845)		(30,050)	
Third Party Sales	11,424	4%	12,808	7%	17,193	9%	20,238	8%	19,221	6%
Operating Profit (Loss)	(63,760)	(558%)	3,119	24%	3,444	20%	5,302	26%	5,542	29%
Metal Components										
Total Sales	121,480	39%	86,806	38%	90,305	39%	105,752	36%	153,904	44%
Inter-segment	(20,438)		(16,668)		(16,289)		(18,456)		(17,376)	
Third Party Sales	101,042	39%	70,138	38%	74,016	39%	87,296	36%	136,528	46%
Operating Profit (Loss)	(128,607)	(127%)	1,791	3%	353	0%	5,541	6%	6,072	4%
Engineered Building Systems										
Total Sales	151,848	48%	101,938	45%	101,412	43%	140,298	48%	147,566	42%
Inter-segment	(4,511)		(2,677)		(2,535)		(4,229)		(5,731)	
Third Party Sales	147,337	57%	99,261	55%	98,877	52%	136,069	56%	141,835	48%
Operating Profit (Loss)	(352,214)	(239%)	(5,818)	(6%)	(5,410)	(5%)	7,596	6%	4,041	3%
Consolidated										
Total Sales	314,829	100%	227,775	100%	233,991	100%	295,133	100%	350,741	100%
Inter-segment	(55,026)		(45,568)		(43,905)		(51,530)		(53,157)	
Third Party Sales	259,803	100%	182,207	100%	190,086	100%	243,603	100%	297,584	100%
Operating Profit (Loss)	(557,833) [b]	(215%)	(12,732)	(7%)	(14,136)	(7%)	4,285	2%	398	0%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
[b] Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs.

51

Reconciliation of Segment Sales to Third Party

Segment Sales

($ in thousands)	Q2 2009[a]		Q2 2010[a]		Q2 2011		Q2 2012		Q2 2013		H1 2009[a]		H1 2010[a]		H1 2011[a]		H1 2012		H1 2013	
Metal Coil Coating																				
Total Sales	39,526	15%	44,759	18%	47,927	17%	48,839	16%	49,790	14%	81,027	14%	83,790	17%	90,201	17%	97,922	16%	99,061	14%
Inter-segment	(27,313)		(27,663)		(30,942)		(29,267)		(27,903)		(57,390)		(53,886)		(56,023)		(58,112)		(57,953)	
Third Party Sales	12,213	5%	17,096	8%	16,985	7%	19,572	8%	21,887	7%	23,637	5%	29,904	8%	34,178	8%	39,810	8%	41,108	7%
Operating Profit (Loss)	(42,982)	(352%)	4,092	24%	4,378	26%	4,890	25%	4,755	22%	(106,742)	(452%)	7,211	24%	7,822	23%	10,192	26%	10,297	25%
Metal Components																				
Total Sales	101,554	37%	95,069	37%	103,375	37%	106,742	35%	147,163	43%	223,034	38%	181,875	38%	193,680	38%	212,494	36%	301,067	43%
Inter-segment	(14,874)		(20,693)		(20,762)		(21,418)		(17,982)		(35,312)		(37,361)		(37,051)		(39,874)		(35,358)	
Third Party Sales	86,680	39%	74,376	37%	82,613	37%	85,324	34%	129,181	44%	187,722	39%	144,514	37%	156,629	38%	172,620	35%	265,709	45%
Operating Profit (Loss)	(28,117)	(32%)	5,613	8%	7,400	9%	9,018	11%	5,137	4%	(156,724)	(83%)	7,404	5%	7,753	5%	14,559	8%	11,209	4%
Engineered Building Systems																				
Total Sales	128,795	48%	113,403	45%	129,790	46%	148,715	49%	148,095	43%	280,643	48%	215,341	45%	231,202	45%	289,013	48%	295,661	43%
Inter-segment	(3,407)		(3,302)		(3,823)		(3,380)		(5,764)		(7,918)		(5,979)		(6,358)		(7,609)		(11,495)	
Third Party Sales	125,388	56%	110,101	55%	125,967	56%	145,335	58%	142,331	49%	272,725	56%	209,362	55%	224,844	54%	281,404	57%	284,166	48%
Operating Profit (Loss)	(46,350)	(37%)	(5,649)	(5%)	(154)	(0%)	6,740	5%	4,196	3%	(398,564)	(146%)	(11,467)	(5%)	(5,564)	(2%)	14,336	5%	8,237	3%
Consolidated																				
Total Sales	269,875	100%	253,231	100%	281,092	100%	304,296	100%	345,048	100%	584,704	100%	481,006	100%	515,083	100%	599,429	100%	695,789	100%
Inter-segment	(45,594)		(51,658)		(55,527)		(54,065)		(51,649)		(100,620)		(97,226)		(99,432)		(105,595)		(104,806)	
Third Party Sales	224,281	100%	201,573	100%	225,565	100%	250,231	100%	293,399	100%	484,084	100%	383,780	100%	415,651	100%	493,834	100%	590,983	100%
Operating Profit (Loss)	(132,018)[b]	(59%)	(9,157)	(5%)	(1,844)	(1%)	4,944	2%	(1,945)	-1%	(689,851)[b]	(143%)	(21,889)	(6%)	(15,980)	(4%)	9,229	2%	(1,547)	0%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

[b] Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD).

52

Reconciliation of Segment Sales to Third Party

Segment Sales

($ in thousands)	Q3 2008 *		Q3 2009 *		Q3 2010		Q3 2011		Q3 2012		Q3 2013	
Metal Coil Coating												
Total Sales	90,731	15%	44,256	15%	51,200	17%	54,472	16%	54,342	15%	56,478	15%
Inter-segment	(62,842)		(28,196)		(33,315)		(34,651)		(34,927)		(33,450)	
Third Party Sales	27,889	6%	16,060	7%	17,885	7%	19,821	8%	19,415	7%	23,028	7%
Operating Profit (Loss)	11,352	41%	1,016	6%	5,201	29%	5,219	26%	5,112	26%	5,521	24%
Metal Components												
Total Sales	202,826	35%	113,216	40%	115,507	37%	116,050	36%	142,092	39%	161,008	43%
Inter-segment	(34,367)		(17,134)		(26,090)		(23,049)		(22,278)		(20,567)	
Third Party Sales	168,459	35%	96,082	40%	89,417	37%	93,001	35%	119,814	40%	140,441	44%
Operating Profit (Loss)	32,171	19%	13,128	14%	10,567	12%	6,545	7%	9,372	8%	8,054	6%
Engineered Building Systems												
Total Sales	292,127	50%	129,819	45%	141,446	46%	155,046	48%	164,265	46%	158,369	42%
Inter-segment	(11,468)		(4,101)		(3,456)		(5,730)		(5,006)		(4,637)	
Third Party Sales	280,659	59%	125,718	53%	137,990	56%	149,316	57%	159,259	53%	153,732	49%
Operating Profit (Loss)	28,506	10%	9,042	7%	(3,112)	(2%)	7,877	5%	9,078	6%	6,123	4%
Consolidated												
Total Sales	585,684	100%	287,291	100%	308,153	100%	325,568	100%	360,699	100%	375,855	100%
Inter-segment	(108,677)		(49,431)		(62,861)		(63,430)		(62,211)		(58,654)	
Third Party Sales	477,007	100%	237,860	100%	245,292	100%	262,138	100%	298,488	100%	317,201	100%
Operating Profit (Loss)	55,697	12%	10,227	4%	1,076	0%	6,569	3%	7,034	2%	4,277	1%

* Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

53

Reconciliation of Segment Sales to Third Party

Segment Sales

($ in thousands)	Q4 2008 [a]		Q4 2009 [a]		Q4 2010		Q4 2011		Q4 2012		Q4 2013	
Metal Coil Coating												
Total Sales	72,480	12%	44,614	15%	46,884	16%	56,425	16%	57,963	14%	66,525	14%
Inter-segment	(50,082)		(31,122)		(29,433)		(35,030)		(36,082)		(37,691)	
Third Party Sales	22,398	4%	13,492	6%	17,451	7%	21,395	8%	21,881	6%	28,834	7%
Operating Profit	8,575	38%	6,037	45%	3,754	22%	4,903	23%	7,018	32%	8,209	28%
Metal Components												
Total Sales	201,878	33%	122,484	41%	118,475	39%	127,925	36%	180,267	42%	201,019	43%
Inter-segment	(33,043)		(17,156)		(24,329)		(23,758)		(25,981)		(25,397)	
Third Party Sales	168,835	33%	105,328	43%	94,146	39%	104,167	35%	154,286	43%	175,622	44%
Operating Profit (Loss)	25,242	15%	13,557	13%	8,820	9%	6,345	6%	10,216	7%	16,904	10%
Engineered Building Systems												
Total Sales	331,484	55%	128,476	44%	133,959	45%	162,346	48%	190,195	44%	201,737	43%
Inter-segment	(14,068)		(3,988)		(4,102)		(6,120)		(4,674)		(5,982)	
Third Party Sales	317,416	63%	124,488	51%	129,857	54%	156,226	57%	185,521	51%	195,755	49%
Operating Profit (Loss)	33,857	11%	515	0%	(3,859)	(3%)	10,698	7%	14,182	8%	9,045	5%
Consolidated												
Total Sales	605,842	100%	295,574	100%	299,318	100%	346,696	100%	428,425	100%	469,281	100%
Inter-segment	(97,193)		(52,266)		(57,864)		(64,908)		(66,737)		(69,070)	
Third Party Sales	508,649	100%	243,308	100%	241,454	100%	281,788	100%	361,688	100%	400,211	100%
Operating Profit (Loss)	51,202	10%	(3,694)	(2%)	(3,774)	(2%)	7,784	3%	15,426	4%	16,458	4%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

54

Reconciliation of Segment Sales to Third Party

Segment Sales

($ in thousands)	H2 2009 [a]		H2 2010		H2 2011		H2 2012		H2 2013	
Metal Coil Coating										
Total Sales	88,870	15%	98,084	16%	110,897	17%	112,305	14%	123,003	15%
Inter-segment	(59,318)		(62,748)		(69,681)		(71,009)		(71,141)	
Third Party Sales	29,552	6%	35,336	7%	41,216	8%	41,296	6%	51,862	7%
Operating Profit (Loss)	7,053	24%	8,955	25%	10,122	25%	12,130	29%	13,730	26%
Metal Components										
Total Sales	235,700	41%	233,982	39%	243,975	36%	322,359	41%	362,027	43%
Inter-segment	(34,290)		(50,419)		(46,807)		(48,259)		(45,964)	
Third Party Sales	201,410	42%	183,563	38%	197,168	36%	274,100	42%	316,063	44%
Operating Profit (Loss)	26,685	13%	19,387	11%	12,890	7%	19,588	7%	24,958	8%
Engineered Building Systems										
Total Sales	258,295	44%	275,405	45%	317,392	47%	354,460	45%	360,106	42%
Inter-segment	(8,089)		(7,558)		(11,850)		(9,680)		(10,619)	
Third Party Sales	250,206	52%	267,847	55%	305,542	56%	344,780	52%	349,487	49%
Operating Profit (Loss)	9,557	4%	(6,971)	(3%)	18,575	6%	23,260	7%	15,168	4%
Consolidated										
Total Sales	582,865	100%	607,471	100%	672,264	100%	789,124	100%	845,136	100%
Inter-segment	(101,697)		(120,725)		(128,338)		(128,948)		(127,724)	
Third Party Sales	481,168	100%	486,746	100%	543,926	100%	660,176	100%	717,412	100%
Operating Profit (Loss)	6,533	1%	(2,698)	(1%)	14,353	3%	22,460	3%	20,735	3%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

55

Reconciliation of Segment Sales to Third Party

Segment Sales

($ in thousands)	FY 2008 [a]		FY 2009 [a]		FY 2010		FY 2011		FY 2012		FY 2013	
Metal Coil Coating												
Total Sales	305,657	14%	169,897	15%	181,874	17%	201,098	17%	210,227	15%	222,064	14%
Inter-segment	(208,700)		(116,708)		(116,634)		(125,704)		(129,121)		(129,094)	
Third Party Sales	96,957	5%	53,189	5%	65,240	7%	75,394	8%	81,106	7%	92,970	7%
Operating Profit (Loss)	29,312	30%	(99,689)	(187%)	16,166	25%	17,944	24%	22,322	28%	24,027	26%
Metal Components												
Total Sales	715,255	34%	458,734	39%	415,857	38%	437,655	37%	534,853	39%	663,094	43%
Inter-segment	(115,245)		(69,602)		(87,780)		(83,858)		(88,133)		(81,322)	
Third Party Sales	600,010	34%	389,132	40%	328,077	38%	353,797	37%	446,720	39%	581,772	45%
Operating Profit (Loss)	82,102	14%	(130,039)	(33%)	26,791	8%	20,643	6%	34,147	8%	36,167	6%
Engineered Building Systems												
Total Sales	1,109,115	52%	538,938	46%	490,746	45%	548,594	46%	643,473	46%	655,767	43%
Inter-segment	(43,342)		(16,007)		(13,537)		(18,208)		(17,289)		(22,114)	
Third Party Sales	1,065,773	61%	522,931	55%	477,209	55%	530,386	55%	626,184	54%	633,653	48%
Operating Profit (Loss)	108,152	10%	(389,007)	(74%)	(18,438)	(4%)	13,011	2%	37,596	6%	23,405	4%
Consolidated												
Total Sales	2,130,027	100%	1,167,569	100%	1,088,477	100%	1,187,347	100%	1,388,553	100%	1,540,925	100%
Inter-segment	(367,287)		(202,317)		(217,951)		(227,770)		(234,543)		(232,530)	
Third Party Sales	1,762,740	100%	965,252	100%	870,526	100%	959,577	100%	1,154,010	100%	1,308,395	100%
Operating Profit (Loss)	154,947	9%	(683,318)[b]	(71%)	(24,587)	(3%)	(1,627)	(0%)	31,689	3%	19,188	1%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
[b] Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million).

56

Reconciliation to Adjusted EBITDA

Metal Coil Coating

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Income (loss) from operations	$ 21.2	$ 26.4	$ 20.2	$ 24.9	$ 25.1	$ 29.3	$ (99.7)	$ 16.2	$ 17.9	$ 22.3	$ 24.0
Depreciation and amortization	4.9	4.9	5.2	5.5	6.5	6.6	5.4	5.2	4.6	3.4	3.3
Restructuring charges (recoveries)	-	-	-	-	-	-	0.1	-	-	-	-
Goodwill and other Intangible asset impairment	-	-	-	-	-	-	99.0	-	-	-	-
Lower of cost or market adjustment	-	-	-	-	-	2.7	8.1	-	-	-	-
Other income (loss)	-	-	-	-	-	0.1	0.0	(0.0)	0.1	-	-
Gain on Insurance recovery	-	-	-	-	-	-	-	-	-	-	(1.0)
Unreimbursed business interruption costs	-	-	-	-	-	-	-	-	-	-	0.5
Adjusted EBITDA	**$ 26.1**	**$ 31.4**	**$ 25.4**	**$ 30.5**	**$ 31.6**	**$ 38.7**	**$ 12.9**	**$ 21.4**	**$ 22.6**	**$ 25.7**	**$ 26.8**

Note: The Company's credit agreement defines Adjusted EBITDA. Adjusted EBITDA excludes certain non-cash and other unusual items. The Company is disclosing Adjusted EBITDA, a non-GAAP measure, because it is widely used by management and investors to provide comparability of underlying operating results. However, Adjusted EBITDA may not be comparable to similarly titled measures of other companies, and should not be considered as a substitute for the information contained in the Company's historical financial statements prepared in accordance with GAAP.

($ in millions)

Metal Components

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Income (loss) from operations	$ 45.9	$ 74.4	$ 76.4	$ 92.0	$ 49.6	$ 82.1	$ (130.0)	$ 26.8	$ 20.6	$ 34.1	$ 36.2
Depreciation and amortization	9.0	8.4	10.0	9.7	8.9	9.4	9.3	9.1	9.0	11.9	19.1
Restructuring charges (recoveries)	-	-	-	-	-	1.0	1.3	0.5	-	-	-
Asset impairments (recoveries)	-	-	-	-	-	-	0.7	0.1	(0.1)	(0.0)	-
Goodwill and other Intangible asset impairment	-	-	-	-	-	-	147.2	-	-	-	-
Lower of cost or market adjustment	-	-	-	-	-	-	17.2	-	-	-	-
Other income (loss)	-	-	-	-	1.4	(0.0)	0.3	0.0	0.2	0.2	(0.1)
Adjusted EBITDA	**$ 54.9**	**$ 82.8**	**$ 86.4**	**$ 101.7**	**$ 59.9**	**$ 92.5**	**$ 45.9**	**$ 36.6**	**$ 29.7**	**$ 46.2**	**$ 55.2**

57

Reconciliation to Adjusted EBITDA (cont'd)

Engineered Building Systems

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Income (loss) from operations	$ 18.1	$ 33.7	$ 47.7	$ 72.0	$ 113.3	$ 108.2	$ (389.0)	$ (18.4)	$13.0	$37.6	$23.4
Depreciation and amortization	6.1	6.8	6.1	11.3	16.8	15.9	14.9	13.7	13.2	12.7	11.9
Restructuring charges (recoveries)	-	-	-	-	-	0.1	7.4	3.0	(0.3)	-	-
Asset impairments (recoveries)	-	-	-	-	-	0.2	4.4	0.9	1.0	-	-
Goodwill and other Intangible asset impairment	-	-	-	-	-	-	376.4	-	-	-	-
Lower of cost or market adjustment	-	-	-	-	-	-	14.7	-	-	-	-
Pre-acquisition contingency adjustment	-	-	-	-	-	-	-	0.2	0.3	-	-
Other income (loss)	-	-	-	-	-	(2.4)	0.5	1.1	0.4	(0.2)	0.5
Adjusted EBITDA	**$ 24.2**	**$ 40.5**	**$ 53.8**	**$ 83.3**	**$ 130.1**	**$ 122.0**	**$ 29.3**	**$ 0.5**	**$27.5**	**$50.1**	**$35.9**

Note: The Company's credit agreement defines Adjusted EBITDA. Adjusted EBITDA excludes certain non-cash and other unusual items. The Company is disclosing Adjusted EBITDA, a non-GAAP measure, because it is widely used by management and investors to provide comparability of underlying operating results. However, Adjusted EBITDA may not be comparable to similarly titled measures of other companies, and should not be considered as a substitute for the information contained in the Company's historical financial statements prepared in accordance with GAAP.

58

NCI Building Systems, Inc. 10943 North Sam Houston Parkway West Houston, Texas 77064 www.ncilp.com 012014